UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 25, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-11              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F pursuant to the terms of the Trust Agreement, dated as of June 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. as Servicer, and JPMorgan Chase Bank, as Trustee.

     On July 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-6F
Mortgage Pass-Through Certificates, Series 2003-6F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: July 30, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2003


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

                                           GSR MORTGAGE LOAN TRUST 2003-6F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    July 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         65,000,000.00   65,000,000.00     727,816.76      162,500.00     890,316.76       0.00        0.00       64,272,183.24
A2        203,200,000.00  203,200,000.00   2,275,267.18      246,803.33   2,522,070.51       0.00        0.00      200,924,732.82
A4            810,888.00      810,888.00           0.00        1,221.40       1,221.40       0.00        0.00          810,888.00
A5            259,389.00      259,389.00           0.00        1,296.94       1,296.94       0.00        0.00          259,389.00
A6         12,368,990.00   12,368,990.00   3,071,641.29      234,701.59   3,306,342.88       0.00        0.00        9,297,348.71
A7        242,812,800.00  242,812,800.00  60,298,684.23      365,736.78  60,664,421.01       0.00        0.00      182,514,115.77
A8         99,336,932.00   99,336,932.00  12,571,846.52    1,884,918.28  14,456,764.80       0.00        0.00       86,765,085.48
AP             52,702.00       52,702.00          57.12            0.00          57.12       0.00        0.00           52,644.88
B1          8,010,000.00    8,010,000.00       7,622.32       40,050.00      47,672.32       0.00        0.00        8,002,377.68
B2          3,845,000.00    3,845,000.00       3,658.90       19,225.00      22,883.90       0.00        0.00        3,841,341.10
B3          1,922,000.00    1,922,000.00       1,828.98        9,610.00      11,438.98       0.00        0.00        1,920,171.02
B4          1,282,000.00    1,282,000.00       1,219.95        6,410.00       7,629.95       0.00        0.00        1,280,780.05
B5            961,000.00      961,000.00         914.49        4,805.00       5,719.49       0.00        0.00          960,085.51
B6            962,595.00      962,595.00         916.01        4,812.98       5,728.99       0.00        0.00          961,678.99
R                   0.00            0.00           0.00            0.00           0.00       0.00        0.00                0.00
TOTALS    640,824,296.00  640,824,296.00  78,961,473.75    2,982,091.30  81,943,565.05       0.00        0.00      561,862,822.25

A3        203,200,000.00  203,200,000.00           0.00       59,266.67      59,266.67       0.00        0.00      200,924,732.82
A9         32,500,000.00   32,500,000.00           0.00      162,500.00     162,500.00       0.00        0.00       32,136,091.62
AX         57,001,181.00   57,001,181.00           0.00      308,756.40     308,756.40       0.00        0.00      49,966,520.89
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36229RJT7      1,000.00000000    11.19718092    2.50000000    13.69718092          988.80281908   A1           3.000000 %
A2      36229RJU4      1,000.00000000    11.19718100    1.21458332    12.41176432          988.80281900   A2           1.457500 %
A4      36229RJW0      1,000.00000000     0.00000000    1.50624994     1.50624994        1,000.00000000   A4           1.807500 %
A5      36229RJX8      1,000.00000000     0.00000000    4.99998072     4.99998072        1,000.00000000   A5           6.000000 %
A6      36229RJY6      1,000.00000000   248.33404263   18.97500038   267.30904302          751.66595737   A6          22.770000 %
A7      36229RJZ3      1,000.00000000   248.33404265    1.50625000   249.84029265          751.66595735   A7           1.807500 %
A8      36229RKA6      1,000.00000000   126.55762834   18.97499995   145.53262829          873.44237166   A8          22.770000 %
AP      36229RKC2      1,000.00000000     1.08382984    0.00000000     1.08382984          998.91617016   AP           0.000000 %
B1      36229RKE8      1,000.00000000     0.95160050    5.00000000     5.95160050          999.04839950   B1           6.000000 %
B2      36229RKF5      1,000.00000000     0.95159948    5.00000000     5.95159948          999.04840052   B2           6.000000 %
B3      36229RKG3      1,000.00000000     0.95160250    5.00000000     5.95160250          999.04839750   B3           6.000000 %
B4      36229RKH1      1,000.00000000     0.95159906    5.00000000     5.95159906          999.04840094   B4           6.000000 %
B5      36229RKJ7      1,000.00000000     0.95160250    5.00000000     5.95160250          999.04839750   B5           6.000000 %
B6      36229RKK4      1,000.00000000     0.95160478    5.00000519     5.95160997          999.04839522   B6           6.000000 %
TOTALS                 1,000.00000000   123.21860180    4.65352409   127.87212589          876.78139820

A3      36229RJV2      1,000.00000000     0.00000000    0.29166668     0.29166668          988.80281900   A3           0.350000 %
A9      36229RKB4      1,000.00000000     0.00000000    5.00000000     5.00000000          988.80281908   A9           6.000000 %
AX      36229RKD0      1,000.00000000     0.00000000    5.41666672     5.41666672          876.58746737   AX           6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                       561,862,823.44

Sec. 4.01(c)    Available Distribution                                                                               82,474,088.14
                                        Aggregate Principal Distribution Amount                                      78,961,473.74
                                        Principal Prepayment Amount                                                  78,351,659.54

Sec. 4.01(e)    Unscheduled Principal By Group
                                        Group 1                                                                      78,351,659.54


Sec. 4.01(f)    Interest Payment
                                        Class A-1
                                                              Accrued and Paid for Current Month                        162,500.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A-2
                                                              Accrued and Paid for Current Month                        246,803.33
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A-3
                                                              Accrued and Paid for Current Month                         59,266.67
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A-4
                                                              Accrued and Paid for Current Month                          1,221.40
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A-5
                                                              Accrued and Paid for Current Month                          1,296.94
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A-6
                                                              Accrued and Paid for Current Month                        234,701.59
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A-7
                                                              Accrued and Paid for Current Month                        365,736.78
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A-8
                                                              Accrued and Paid for Current Month                      1,884,918.28
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A-9
                                                              Accrued and Paid for Current Month                        162,500.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                        308,756.40
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                         40,050.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                         19,225.00
                                                              Accrued and Paid from Prior Months                              0.00

                                        Class B3
                                                              Accrued and Paid for Current Month                          9,610.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                          6,410.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                          4,805.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                          4,812.98
                                                              Accrued and Paid from Prior Months                              0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                               133,505.06
                                        Trustee Fee Paid                                                                  1,335.05

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                 1,268
                                        Balance of Outstanding Mortgage Loans                                       561,862,823.44

Sec. 4.01(l)                           Number and Balance of Delinquent Loans
                                        Group 1
                                                                                  Principal
                                        Period                Number                Balance              Percentage
                                       30-59 days                      0                     0.00                  0.00 %
                                       60-89 days                      1               450,265.55                  0.08 %
                                       90+days                         0                     0.00                  0.00 %
                                        Total                          1               450,265.55                  0.08 %
                                        Group Totals
                                                                                  Principal
                                        Period                Number                Balance              Percentage
                                       30-59 days                      0                     0.00                  0.00 %
                                       60-89 days                      1               450,265.55                  0.08 %
                                       90+days                         0                     0.00                  0.00 %
                                        Total                          1               450,265.55                  0.08 %


Sec. 4.01(l)                           Number and Balance of REO Loans
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                       Group Totals
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %


Sec. 4.01(l)                           Number and Balance of Loans in Bankruptcy
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                       Group Totals
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

Sec. 4.01(m)                           Number and Balance of Loans in Foreclosure
                                        Group 1
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
                                       Group Totals
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                    609,814.20
                                                              Payoffs                                             78,191,966.67
                                                              Prepayments                                            159,692.87
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Realized Losses                                              0.00

                                                              Realized Losses Group 1                                      0.00
                                                              Realized Gains                                               0.00


Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                     0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                         0.00
                                                              Class A-1                                                    0.00
                                                              Class A-2                                                    0.00
                                                              Class A-3                                                    0.00
                                                              Class A-4                                                    0.00
                                                              Class A-5                                                    0.00
                                                              Class A-6                                                    0.00
                                                              Class A-7                                                    0.00
                                                              Class A-8                                                    0.00
                                                              Class A-9                                                    0.00
                                                              Class B1                                                     0.00
                                                              Class B2                                                     0.00
                                                              Class B3                                                     0.00
                                                              Class B4                                                     0.00
                                                              Class B5                                                     0.00
                                                              Class B6                                                     0.00
                                                              Class A-X                                                    0.00
Sec. 4.01(s) Group I
                                        Senior Percentage I                                                           97.3497 %
                                        Senior Prepayment Percentage I                                               100.0000 %

                                        Subordinate Percentage I                                                       2.6503 %
                                        Subordinate Prepayment Percentage I                                            0.0000 %

Aggregate
                                        Scheduled Principal                                                          609,814.20
                                        Unscheduled Principal                                                     78,351,659.54
                                        Beginning Balance                                                        640,824,297.18
                                        Ending Balance                                                           561,862,823.44
                                        Net Wac                                                                         6.57768
                                        Weighted Averge Maturity                                                         346.00


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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